GENERAL (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2012
TAT Technologies Ltd [Member]
GENERAL
NOTE 1 -	GENERAL

a.
TAT Technologies Ltd., ("TAT" or the "Company") an Israeli corporation, incorporated in 1985, is a leading provider of services and products to the commercial and military aerospace and ground defense industries. Together with its subsidiaries, 100% held, Limco-Piedmont Inc. ("Limco-Piedmont"), 70% held, Bental Industries Ltd. ("Bental") and 100% held, TAT Gal Inc. ("TAT Gal") hereinafter collectively referred to as the "Group", it is principally engaged in the following activities:

•	Design, development, manufacture and sale of a broad range of heat transfer equipment and solutions;
•	Remanufacture, overhaul and repair of heat transfer equipment;
•	Maintenance, repair and overhaul of auxiliary power units, landing gears and related components;
•	Design, development and manufacture of aviation and flow control accessories including fuel components, secondary power systems, and various instrumentation and electronic assemblies;
•	Design, development and manufacture of environmental control and cooling systems; and
•	Production and development of precision electric motion systems, mainly earmarked for the defense industries.

The products developed, repaired, and maintained by the Group are primarily used for airborne systems on commercial and military aircrafts as well as for defense ground systems. The principal markets of TAT are in Israel, Europe and the United States.

As of December 31, 2012, Limco-Piedmont holds 100% of Limco-Airepair Inc. ("Limco") and of Piedmont Aviation Component Services LLC. ("Piedmont") and also holds, through Piedmont, 29.64% in First Aviation Services Inc. ("FAvS"), a world-wide distributor of products and services to the aerospace industry and a one-stop-shop for maintenance, repair and overhaul services (for wheels, breaks, propellers and landing gear) for the General Aviation Industry.

b.	TAT's shares are listed on both the NASDAQ (TATT) and Tel-Aviv stock exchange.

c.	TAT Industries Ltd., an Israeli corporation whose shares are listed on the Tel-Aviv Stock Exchange ("TAT Industries") holds 43.71% of TAT's shares, as of December 31, 2012.

d.
On July 2, 2009, TAT Industries Audit Committee and Board of Directors approved an agreement with the controlling shareholder of TAT Industries, KMN Industries Ltd. (formerly: Isal Amlat Industries (1994) Ltd.) ("KMN Industries "), according to which KMN Industries is empowering TAT Industries, or anyone on its behalf, to attend and vote at any meeting of TAT shareholders, with its discretion, KMN Industries' shares of TAT. This agreement shall remain in effect as long as KMN Industries remains the controlling shareholder, as the term "control" is defined in the Israeli Securities Law, 1968. As of December 31, 2012, KMN Industries holds directly an additional 10.29% of TAT's shares.

e.
In October 2012, two lenders to TAT's controlling shareholders, KMN Industries and TAT Industries ("Controlling Shareholders"), filed separate petitions to the District court to enforce liens granted to such lenders by each of the Controlling Shareholders in certain collaterals including KMN Industries' holdings of an approximately 80% ownership interest in TAT Industries (which owns 43.71% of TAT) and KMN Industries' direct holdings in TAT (which represents 10.29% of TAT). On December 18, 2012, the District court appointed permanent receivers on behalf of the two lenders mentioned above for the purpose of jointly enforcing the liens granted to such lenders. If such liens are enforced, such collateral is subject to sale which would result in the sale of TAT's shares, currently owned by TAT Industries, and/or KMN Industries. On March 15, 2013, the receivers of TAT's shares mentioned above announced a tender to purchase such shares. Pursuant to the tender all proposals to acquire such shares must be submitted no later than April 18, 2013.